Cincinnati Financial Corporation
Supplemental Financial Data
for the Period Ending December 31, 2015

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Betsy E. Ertel	Molly A. Grimm
513-870-2768	513-603-5323	513-870-2697

	A.M. Best	Fitch	Moody's	Standard & Poor's
Cincinnati Financial Corporation
Corporate Debt	a-	A-	A3	BBB+

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	—	A1	A+
The Cincinnati Insurance Company	A+	A+	A1	A+
The Cincinnati Indemnity Company	A+	A+	A1	A+
The Cincinnati Casualty Company	A+	A+	A1	A+
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A+	—	—	—

The Cincinnati Life Insurance Company	A	A+	—	A+

Ratings are as of February 2, 2016, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength on cinfin.com.
The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included with our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.

CINF Fourth-Quarter 2015 Supplemental Financial Data

Cincinnati Financial Corporation
Supplemental Financial Data
Fourth Quarter 2015

Page
Definitions of Non-GAAP Information and Reconciliation to Comparable GAAP Measures	3

Consolidated
Quick Reference	4
CFC and Subsidiaries Consolidation – Twelve Months Ended December 31, 2015	5
CFC and Subsidiaries Consolidation – Three Months Ended December 31, 2015	6
5-Year Net Income Reconciliation	7
CFC Insurance Subsidiaries – Selected Balance Sheet Data	8

Consolidated Property Casualty Insurance Operations
Statutory Statements of Income	9
Consolidated Cincinnati Insurance Companies – Losses Incurred Detail	10
Consolidated Cincinnati Insurance Companies – Loss Ratio Detail	11
Consolidated Cincinnati Insurance Companies – Loss Claim Count Detail	12
Direct Written Premiums by Line of Business and State	13
Quarterly Property Casualty Data – Commercial Lines	14
Quarterly Property Casualty Data – Personal Lines and Excess & Surplus Lines	15
Loss and Loss Expense Analysis – Twelve Months Ended December 31, 2015	16
Loss and Loss Expense Analysis – Three Months Ended December 31, 2015	17

Reconciliation Data
Quarterly Property Casualty Data – Consolidated	18
Quarterly Property Casualty Data – Commercial Lines	19
Quarterly Property Casualty Data – Personal Lines	20
Quarterly Property Casualty Data – Excess & Surplus Lines	21

Life Insurance Operations
Statutory Statements of Income	22

CINF Fourth-Quarter 2015 Supplemental Financial Data

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures
Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners' (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data.
Management uses certain non-GAAP and non-statutory financial measures to evaluate its primary business areas - property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP measures to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management's control; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.

•
Operating income: Operating income is calculated by excluding net realized investment gains and losses (defined as realized investment gains and losses after applicable federal and state income taxes) from net income. Management evaluates operating income to measure the success of pricing, rate and underwriting strategies. While realized investment gains (or losses) are integral to the company's insurance operations over the long term, the determination to realize investment gains or losses in any period may be subject to management's discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses can be recognized from certain changes in market values of securities without actual realization. Management believes that the level of realized investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.

For these reasons, many investors and shareholders consider operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents operating income so that all investors have what management believes to be a useful supplement to GAAP information.

•
Value creation ratio: This is a measure of shareholder value creation that management believes captures the contribution of the company's insurance operations, the success of its investment strategy and the importance placed on paying cash dividends to shareholders. The value creation ratio measure is made up of two primary components: (1) rate of growth in book value per share plus (2) the ratio of dividends declared per share to beginning book value per share. Management believes this non-GAAP measure is a useful supplement to GAAP information, providing a meaningful measure of long-term progress in creating shareholder value. It is intended to be all-inclusive regarding changes in book value per share, and uses originally reported book value per share in cases where book value per share has been adjusted, such as adoption of Accounting Standards Updates with a cumulative effect of a change in accounting.

•
Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules as defined in the NAIC's Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.

•
Written premium: Under statutory accounting rules, property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. Earned premium, used in both statutory and GAAP accounting, is calculated ratably over the policy term. The difference between written and earned premium is unearned premium.

CINF Fourth-Quarter 2015 Supplemental Financial Data

Cincinnati Financial Corporation
Quick Reference			—	Fourth Quarter 2015
(all data shown is for the three months ended or at December 31, 2015)

	12/31/2015	Year over year change %			12/31/2015	Year over year change %
Revenues:				Benefits and expenses:

Commercial lines net written premiums	$712	2		Commercial lines loss and loss expenses	$419	(8)
Personal lines net written premiums	266	7		Personal lines loss and loss expenses	184	24
Excess & surplus lines net written premiums	44	13		Excess & surplus lines loss and loss expenses	8	(60)
Cincinnati Re net written premiums	33	nm		Cincinnati Re loss and loss expenses	5	nm
Property casualty net written premiums	$1,055	7		Life and health contract holders' benefits incurred	61	15
Life and accident and health net written premiums	$57	3		Underwriting, acquisition and insurance expenses	354	6
Annuity net written premiums	9	7		Interest expenses	13	0
Life, annuity and accident and health net written premiums	$66	4		Other operating expenses	3	(25)
Commercial lines net earned premiums	$761	4		Total benefits & expenses	$1,047	2
Personal lines net earned premiums	280	5		Income before income taxes	216	(8)
Excess & surplus lines net earned premiums	44	13		Total income tax	60	(13)
Cincinnati Re net earned premiums	10	nm
Property casualty net earned premiums	$1,095	6		Balance Sheet:
Life and accident and health net earned premiums	53	4
Investment income	150	7		Fixed maturity investments	$9,650
Realized investment gains and losses, net	(40)	nm		Equity securities	4,706
Fee revenue	3	0		Other investments	67
Other revenue	2	100		Total invested assets	$14,423
Total revenues	1,263	0
				Loss and loss expense reserves	$4,718
				Life policy and investment contract reserves	2,583
				Long-term debt and capital lease obligations	821
Income:				Shareholders' equity	6,427

Operating income	$182	23		Key ratios:
Realized investment gains and losses, net	(26)	nm
Net income	156	(7)		Commercial lines GAAP combined ratio	86.8%
				Personal lines GAAP combined ratio	94.0
				Excess & surplus lines GAAP combined ratio	48.1
				Property casualty GAAP combined ratio	87.0
Per share (diluted):
				Commercial lines STAT combined ratio	88.6%
Operating income	$1.10	24		Personal lines STAT combined ratio	95.1
Realized investment gains and losses, net	(0.16)	nm		Excess & surplus lines STAT combined ratio	50.7
Net income	0.94	(8)		Property casualty STAT combined ratio	88.6
Book value	39.20	(2)
Weighted average shares outstanding	165.7	0		Value creation ratio	3.5%

CINF Fourth-Quarter 2015 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Twelve Months Ended December 31, 2015

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$4,425	$—	$—	$—	$4,425
Life	—	—	271	—	—	271
Premiums ceded	—	(154)	(62)	—	—	(216)
Total earned premium	—	4,271	209	—	—	4,480
Investment income, net of expenses	53	369	150	—	—	572
Realized investment gains (losses), net	(19)	84	1	1	3	70
Fee revenues	—	8	5	—	—	13
Other revenues	15	2	—	5	(15)	7
Total revenues	$49	$4,734	$365	$6	$(12)	$5,142

Benefits & expenses
Losses & contract holders' benefits	$—	$2,609	$292	$—	$(1)	$2,900
Reinsurance recoveries	—	(37)	(56)	—	1	(92)
Underwriting, acquisition and insurance expenses	—	1,321	66	—	—	1,387
Interest expense	52	—	—	1	—	53
Other operating expenses	28	—	—	1	(16)	13
Total expenses	$80	$3,893	$302	$2	$(16)	$4,261

Income (loss) before income taxes	$(31)	$841	$63	$4	$4	$881

Provision (benefit) for income taxes
Current operating income	$(6)	$216	$(4)	$1	$(1)	$206
Capital gains/losses	(6)	30	—	—	1	25
Deferred	(10)	—	25	—	1	16
Total provision (benefit) for income taxes	$(22)	$246	$21	$1	$1	$247

Operating income	$4	$541	$41	$2	$1	$589

Net income (loss) - current year	$(9)	$595	$42	$3	$3	$634

Net income - prior year	$21	$461	$40	$2	$1	$525
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

CINF Fourth-Quarter 2015 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended December 31, 2015

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$1,138	$—	$—	$—	$1,138
Life	—	—	71	—	—	71
Premiums ceded	—	(43)	(18)	—	—	(61)
Total earned premium	—	1,095	53	—	—	1,148
Investment income, net of expenses	16	96	38	—	—	150
Realized investment gains (losses), net	(28)	(12)	—	1	(1)	(40)
Fee revenues	—	2	1	—	—	3
Other revenues	4	1	—	1	(4)	2
Total revenues	$(8)	$1,182	$92	$2	$(5)	$1,263

Benefits & expenses
Losses & contract holders' benefits	$—	$623	$78	$—	$—	$701
Reinsurance recoveries	—	(7)	(17)	—	—	(24)
Underwriting, acquisition and insurance expenses	—	338	16	—	—	354
Interest expense	13	—	—	—	—	13
Other operating expenses	7	—	—	—	(4)	3
Total expenses	$20	$954	$77	$—	$(4)	$1,047

Income (loss) before income taxes	$(28)	$228	$15	$2	$(1)	$216

Provision (benefit) for income taxes
Current operating income	$3	$62	$(1)	$—	$1	$65
Capital gains/losses	(9)	(4)	(1)	—	—	(14)
Deferred	(6)	10	6	—	(1)	9
Total provision (benefit) for income taxes	$(12)	$68	$4	$—	$—	$60

Operating income	$3	$168	$10	$1	$—	$182

Net income (loss) - current year	$(16)	$160	$11	$2	$(1)	$156

Net income - prior year	$6	$150	$10	$—	$1	$167
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

CINF Fourth-Quarter 2015 Supplemental Financial Data

Cincinnati Financial Corporation
5-Year Net Income Reconciliation
(Dollars in millions except per share data)	Years ended December 31,
	2015	2014	2013	2012	2011
Net income	$634	$525	$517	$421	$164
Realized investment gains and losses, net	45	85	54	28	45
Operating income	589	440	463	393	119
Less catastrophe losses	(105)	(133)	(112)	(217)	(261)
Operating income before catastrophe losses	$694	$573	$575	$610	$380

Diluted per share data
Net income	$3.83	$3.18	$3.12	$2.57	$1.01
Realized investment gains and losses, net	0.27	0.52	0.32	0.17	0.28
Operating income	3.56	2.66	2.80	2.4	0.73
Less catastrophe losses	(0.63)	(0.81)	(0.67)	(1.33)	(1.6)
Operating income before catastrophe losses	$4.19	$3.47	$3.47	$3.73	$2.33

Value creation ratio
Book value per share growth	(2.3)%	7.9%	11.1%	7.4%	0.8%
Shareholder dividend declared as a percentage of beginning book value	5.7	4.7	5	5.2	5.2
Value creation ratio	3.4%	12.6%	16.1%	12.6%	6%

Investment income
Investment income, net of expenses	$572	$549	$529	$531	$525
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

CINF Fourth-Quarter 2015 Supplemental Financial Data

Cincinnati Financial Corporation Insurance Subsidiaries
Selected Balance Sheet Data

(Dollars in millions)
	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014	9/30/2014	6/30/2014	3/31/2014
Cincinnati Insurance Consolidated
Fixed maturities (fair value)	$6,435	$6,472	$6,435	$6,325	$6,260	$6,344	$6,215	$6,111
Equities (fair value)	3,101	2,961	3,108	3,108	3,195	3,121	3,094	3,022
Fixed maturities - pretax net unrealized gain	234	283	280	387	366	379	414	361
Equities - pretax net unrealized gain	1,203	1,063	1,297	1,397	1,478	1,387	1,434	1,349
Loss and loss expense reserves - STAT	4,382	4,366	4,357	4,302	4,158	4,112	4,129	4,037
Shareholders' equity - GAAP	5,444	5,397	5,485	5,593	5,594	5,480	5,481	5,384
Policyholders' Surplus - STAT	4,413	4,324	4,419	4,436	4,472	4,364	4,332	4,308

The Cincinnati Life Insurance Company
Fixed maturities (fair value)	$3,154	$3,221	$3,176	$3,199	$3,126	$3,102	$3,091	$2,989
Equities (fair value)	9	9	8	9	9	8	8	14
Fixed maturities - pretax net unrealized gain	76	133	151	220	197	195	225	186
Equities - pretax net unrealized gain	4	4	3	4	3	3	3	6
Shareholders' equity - GAAP	872	897	896	927	904	893	901	867
Policyholders' Surplus - STAT	208	215	217	219	223	228	224	232

CINF Fourth-Quarter 2015 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended December 31,				For the Twelve Months Ended December 31,
(Dollars in millions)	2015	2014	Change	% Change	2015	2014	Change	% Change
Underwriting income
Net premiums written	$1,055	$987	$68	7	$4,361	$4,143	$218	5
Unearned premiums increase (decrease)	(40)	(48)	8	(17)	90	98	(8)	(8)
Earned premiums	$1,095	$1,035	$60	6	$4,271	$4,045	$226	6

Losses incurred	$496	$508	$(12)	(2)	$2,125	$2,199	$(74)	(3)
Allocated loss expenses incurred	62	58	4	7	214	200	14	7
Unallocated loss expenses incurred	58	56	2	4	233	228	5	2
Other underwriting expenses incurred	336	308	28	9	1,311	1,232	79	6
Workers compensation dividend incurred	4	4	—	—	15	16	(1)	(6)
Total underwriting deductions	$956	$934	$22	2	$3,898	$3,875	$23	1

Net underwriting profit	$139	$101	$38	38	$373	$170	$203	119

Investment income
Gross investment income earned	$97	$93	$4	4	$379	$369	$10	3
Net investment income earned	96	92	4	4	373	364	9	2
Realized capital gains and losses, net	(13)	11	(24)	(218)	49	68	(19)	(28)
Net investment gains (net of tax)	$83	$103	$(20)	(19)	$422	$432	$(10)	(2)

Other income	$2	$1	$1	100	$7	$6	$1	17

Net income before federal income taxes	$224	$205	$19	9	$802	$608	$194	32
Federal and foreign income taxes incurred	54	36	18	50	204	125	79	63
Net income (statutory)	$170	$169	$1	1	$598	$483	$115	24
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2015 Supplemental Financial Data

`

Consolidated Cincinnati Insurance Companies
Losses Incurred Detail
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/15	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	6/30/15	6/30/14	9/30/15	9/30/14	12/31/15	12/31/14
Consolidated
Current accident year losses greater than $5,000,000	$4	$8	$5	$12	$12	$7	$11	$—	$17	$12	$25	$19	$29	$30
Current accident year losses $1,000,000-$5,000,000	57	43	24	37	46	51	52	23	61	74	104	125	161	172
Large loss prior accident year reserve development	(3)	19	(4)	15	(14)	(6)	17	10	11	27	30	21	27	7
Total large losses incurred	$58	$70	$25	$64	$44	$52	$80	$33	$89	$113	$159	$165	$217	$209
Losses incurred but not reported	20	(31)	38	43	112	17	(17)	21	81	5	50	22	70	133
Other losses excluding catastrophe losses	406	441	417	418	365	432	436	427	835	863	1,276	1,295	1,682	1,660
Catastrophe losses	12	24	78	42	(13)	11	112	86	120	197	144	208	156	197
Total losses incurred	$496	$504	$558	$567	$508	$512	$611	$567	$1,125	$1,178	$1,629	$1,690	$2,125	$2,199
Commercial Lines
Current accident year losses greater than $5,000,000	$4	$8	$5	$12	$12	$7	$11	$—	$17	$12	$25	$19	$29	$30
Current accident year losses $1,000,000-$5,000,000	48	26	14	24	39	45	47	18	38	64	64	109	112	149
Large loss prior accident year reserve development	(3)	17	(4)	15	(11)	(7)	15	10	11	25	28	18	25	7
Total large losses incurred	$49	$51	$15	$51	$40	$45	$73	$28	$66	$101	$117	$146	$166	$186
Losses incurred but not reported	20	(17)	17	31	95	8	(35)	22	48	(12)	31	(4)	51	90
Other losses excluding catastrophe losses	253	277	274	272	240	282	292	282	546	574	823	856	1,076	1,096
Catastrophe losses	7	9	43	29	(10)	7	59	58	72	116	81	123	88	114
Total losses incurred	$329	$320	$349	$383	$365	$342	$389	$390	$732	$779	$1,052	$1,121	$1,381	$1,486
Personal Lines
Current accident year losses greater than $5,000,000	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Current accident year losses $1,000,000-$5,000,000	8	15	10	12	6	6	4	4	22	8	37	14	45	20
Large loss prior accident year reserve development	—	—	—	—	(3)	2	2	—	—	2	—	4	—	1
Total large losses incurred	$8	$15	$10	$12	$3	$8	$6	$4	$22	$10	$37	$18	$45	$21
Losses incurred but not reported	9	(12)	14	7	12	3	9	(5)	21	4	9	7	18	19
Other losses excluding catastrophe losses	141	155	136	134	119	144	138	138	270	276	425	420	566	539
Catastrophe losses	4	15	34	13	(4)	4	52	27	47	79	62	83	66	79
Total losses incurred	$162	$173	$194	$166	$130	$159	$205	$164	$360	$369	$533	$528	$695	$658
Excess & Surplus Lines
Current accident year losses greater than $5,000,000	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Current accident year losses $1,000,000-$5,000,000	1	2	—	1	1	—	1	1	1	2	3	2	4	3
Large loss prior accident year reserve development	1	2	—	—	—	(1)	—	—	—	—	2	(1)	3	(1)
Total large losses incurred	$2	$4	$—	$1	$1	$(1)	$1	$1	$1	$2	$5	$1	$7	$2
Losses incurred but not reported	(8)	(2)	7	5	5	6	9	4	12	13	10	19	2	24
Other losses excluding catastrophe losses	7	9	7	12	6	6	6	7	19	13	28	19	35	25
Catastrophe losses	—	—	1	—	1	—	1	1	1	2	1	2	1	4
Total losses incurred	$1	$11	$15	$18	$13	$11	$17	$13	$33	$30	$44	$41	$45	$55

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Fourth-Quarter 2015 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Loss Ratio Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/15	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	6/30/15	6/30/14	9/30/15	9/30/14	12/31/15	12/31/14
Consolidated
Current accident year losses greater than $5,000,000	0.5%	0.7%	0.5%	1.0%	1.0%	0.7%	1.1%	—%	0.8%	0.6%	0.8%	0.6%	0.7%	0.7%
Current accident year losses $1,000,000-$5,000,000	5.2	4.1	2.1	3.6	4.7	4.8	5.0	2.3	2.9	3.8	3.3	4.2	3.8	4.3
Large loss prior accident year reserve development	(0.2)	1.7	(0.3)	1.4	(1.4)	(0.5)	1.7	1.1	0.5	1.4	0.9	0.7	0.6	0.2
Total large loss ratio	5.5%	6.5%	2.3%	6.0%	4.3%	5.0%	7.8%	3.4%	4.2%	5.8%	5.0%	5.5%	5.1%	5.2%
Losses incurred but not reported	1.9	(2.9)	3.6	4.2	10.7	1.7	(1.6)	2.2	3.9	0.2	1.6	0.8	1.6	3.3
Other losses excluding catastrophe losses	36.9	40.9	39.6	40.1	35.2	42.3	43.4	43.6	39.8	43.5	40.2	43.0	39.5	41.0
Catastrophe losses	1.0	2.3	7.3	4.1	(1.1)	1.0	11.1	8.7	5.7	9.9	4.5	6.9	3.6	4.9
Total loss ratio	45.3%	46.8%	52.8%	54.4%	49.1%	50.0%	60.7%	57.9%	53.6%	59.4%	51.3%	56.2%	49.8%	54.4%
Commercial Lines
Current accident year losses greater than $5,000,000	0.7%	1.0%	0.7%	1.6%	1.5%	1.0%	1.6%	—%	1.2%	0.8%	1.1%	0.9%	1.0%	1.0%
Current accident year losses $1,000,000-$5,000,000	6.2	3.7	1.7	3.3	5.6	5.9	6.5	2.6	2.6	4.6	2.9	5.1	3.7	5.2
Large loss prior accident year reserve development	(0.4)	2.3	(0.5)	2.0	(1.5)	(0.9)	2.1	1.4	0.7	1.8	1.3	0.9	0.8	0.3
Total large loss ratio	6.5%	7.0%	1.9%	6.9%	5.6%	6.0%	10.2%	4.0%	4.5%	7.2%	5.3%	6.9%	5.5%	6.5%
Losses incurred but not reported	2.8	(2.4)	2.2	4.3	12.8	1.1	(4.8)	3.2	3.2	(0.9)	1.3	(0.2)	1.7	3.1
Other losses excluding catastrophe losses	33.1	36.3	37.0	37.1	32.6	39.6	41.0	40.6	37.0	40.8	36.8	40.2	35.9	38.4
Catastrophe losses	0.9	1.3	5.8	4.0	(1.1)	0.8	8.3	8.3	4.9	8.3	3.7	5.8	3.0	4.0
Total loss ratio	43.3%	42.2%	46.9%	52.3%	49.9%	47.5%	54.7%	56.1%	49.6%	55.4%	47.1%	52.7%	46.1%	52.0%
Personal Lines
Current accident year losses greater than $5,000,000	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%
Current accident year losses $1,000,000-$5,000,000	3.1	5.2	3.5	4.5	2.2	2.5	1.7	1.4	4.1	1.5	4.5	1.8	4.1	1.9
Large loss prior accident year reserve development	—	(0.2)	0.1	—	(1.1)	0.8	0.6	0.3	—	0.5	—	0.7	—	0.1
Total large loss ratio	3.1%	5.0%	3.6%	4.5%	1.1%	3.3%	2.3%	1.7%	4.1%	2.0%	4.5%	2.5%	4.1%	2.0%
Losses incurred but not reported	3.1	(4.2)	5.1	2.7	4.5	1.3	3.5	(2.0)	3.9	0.8	1.1	0.9	1.6	1.8
Other losses excluding catastrophe losses	49.9	56.3	50.0	49.9	44.8	54.1	53.6	54.5	49.8	54.0	52.0	54.1	51.6	51.9
Catastrophe losses	1.6	5.4	12.5	4.9	(1.5)	1.7	20.0	10.6	8.7	15.4	7.6	10.7	6.0	7.6
Total loss ratio	57.7%	62.5%	71.2%	62.0%	48.9%	60.4%	79.4%	64.8%	66.5%	72.2%	65.2%	68.2%	63.3%	63.3%
Excess & Surplus Lines
Current accident year losses greater than $5,000,000	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%
Current accident year losses $1,000,000-$5,000,000	2.3	4.8	—	2.5	3.3	—	3.1	3.2	1.2	3.1	2.5	1.9	2.4	2.3
Large loss prior accident year reserve development	1.5	5.0	—	—	(1.8)	(1.3)	—	(0.3)	—	(0.1)	1.7	(0.5)	1.7	(0.9)
Total large loss ratio	3.8%	9.8%	—%	2.5%	1.5%	(1.3)%	3.1%	2.9%	1.2%	3.0%	4.2%	1.4%	4.1%	1.4%
Losses incurred but not reported	(19.5)	(4.4)	18.3	11.8	12.4	14.6	25.7	13.1	15.1	19.6	8.4	17.7	1.0	16.4
Other losses excluding catastrophe losses	16.8	21.2	17.5	29.9	17.7	15.3	15.1	21.6	23.5	18.3	22.7	17.1	21.2	17.2
Catastrophe losses	—	0.3	0.4	0.8	2.9	(0.7)	2.7	3.0	0.6	2.8	0.5	1.4	0.4	1.8
Total loss ratio	1.1%	26.9%	36.2%	45.0%	34.5%	27.9%	46.6%	40.6%	40.4%	43.7%	35.8%	37.6%	26.7%	36.8%
*Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

CINF Fourth-Quarter 2015 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Loss Claim Count Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/15	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	6/30/15	6/30/14	9/30/15	9/30/14	12/31/15	12/31/14
Consolidated
Current accident year reported losses greater than $5,000,000	1	1	1	2	2	1	2	—	3	2	4	3	5	5
Current accident year reported losses $1,000,000 - $5,000,000	37	28	14	27	31	31	34	15	42	52	74	83	112	120
Prior accident year reported losses on large losses	8	6	9	15	4	13	10	8	27	18	35	26	46	32
Non-Catastrophe reported losses on large losses total	46	35	24	44	37	45	46	23	72	72	113	112	163	157
Commercial Lines
Current accident year reported losses greater than $5,000,000	1	1	1	2	2	1	2	—	3	2	4	3	5	5
Current accident year reported losses $1,000,000 - $5,000,000	29	17	9	18	27	24	30	11	26	43	46	68	77	99
Prior accident year reported losses on large losses	6	5	9	14	3	11	9	7	26	17	32	23	41	28
Non-Catastrophe reported losses on large losses total	36	23	19	34	32	36	41	18	55	62	82	94	123	132
Personal Lines
Current accident year reported losses greater than $5,000,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Current accident year reported losses $1,000,000 - $5,000,000	7	9	5	8	3	6	3	3	15	7	25	13	31	18
Prior accident year reported losses on large losses	1	—	—	1	—	2	1	1	1	1	1	3	2	3
Non-Catastrophe reported losses on large losses total	8	9	5	9	3	8	4	4	16	8	26	16	33	21
Excess & Surplus Lines
Current accident year reported losses greater than $5,000,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Current accident year reported losses $1,000,000 - $5,000,000	1	2	—	1	1	1	1	1	1	2	3	2	4	3
Prior accident year reported losses on large losses	1	1	—	—	1	—	—	—	—	—	2	—	3	1
Non-Catastrophe reported losses on large losses total	2	3	—	1	2	1	1	1	1	2	5	2	7	4
*The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Fourth-Quarter 2015 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Direct Written Premiums by Risk State by Line of Business for the Twelve Months Ended December 31, 2015
	Commercial Lines					Personal Lines			E & S	Consolidated		Comm'l Change %	Personal Change %	E & S Change %	Consol Change %
Risk State	Comm Casualty	Comm Property	Comm Auto	Workers' Comp	Other Comm	Personal Auto	Home Owner	Other Personal	All Lines	2015	2014
										Total	Total

OH	$153.5	$130.0	$78.9	$—	$35.3	$130.1	$112.0	$35.9	$14.0	$689.7	$684.8	1.7	(0.6)	7.1	0.9
IL	66.6	57.1	30.8	53.9	14.1	31.9	30.9	8.6	12.4	306.3	308.9	(1.8)	(0.3)	15.1	(0.8)
IN	55.6	52.4	32.0	30.4	13.0	34.4	37.2	8.6	11.8	275.4	268.1	3.5	(0.5)	4.1	2.3
PA	62.0	46.5	38.8	47.0	12.1	13.5	10.9	4.0	8.0	242.8	238.6	0.8	4.0	22.9	1.8
GA	39.3	40.1	27.6	13.2	13.3	41.7	43.1	10.7	10.6	239.6	229.6	3.4	5.0	10.8	4.3
MI	47.1	38.7	23.7	20.3	12.2	47.4	33.4	5.6	8.2	236.6	221.2	0.7	17.5	24.0	7.0
NC	46.1	50.0	23.6	18.6	14.0	34.5	28.7	7.9	7.2	230.6	216.6	2.8	14.6	12.9	6.5
TN	37.0	38.3	22.4	10.5	11.2	19.5	22.1	5.9	4.9	171.8	164.3	2.8	8.4	13.7	4.5
KY	28.8	34.1	19.8	3.4	7.2	28.1	27.1	6.4	5.4	160.3	156.1	2.4	2.3	14.0	2.7
AL	26.9	34.2	13.0	1.2	9.0	21.1	34.5	7.0	7.6	154.5	152.9	(0.4)	3.3	(1.6)	1.0
VA	34.1	30.0	21.5	18.4	10.8	12.2	10.8	3.5	5.3	146.6	145.3	(0.2)	6.3	(1.0)	0.9
MN	29.9	24.1	11.2	11.9	5.6	18.5	19.5	5.3	4.7	130.7	120.9	7.8	7.7	17.1	8.1
TX	47.6	29.4	29.4	1.3	5.0	—	—	—	17.3	130.0	123.8	3.2	(14.6)	17.8	5.0
WI	29.7	25.1	14.1	28.0	6.9	9.0	9.5	3.8	3.5	129.6	131.2	(1.9)	2.0	(4.2)	(1.3)
MO	29.5	32.5	15.9	14.0	6.7	7.1	9.8	2.0	7.4	124.9	119.6	3.7	7.6	6.5	4.5
MD	21.1	12.6	16.3	12.6	4.1	8.3	6.5	1.8	2.4	85.7	78.5	5.2	28.7	6.2	9.1
IA	18.2	19.5	8.8	18.1	5.6	4.9	5.7	1.7	2.2	84.7	89.2	(5.9)	(0.6)	0.9	(5.0)
NY	31.8	18.1	12.0	2.8	4.1	4.7	3.0	0.9	3.5	80.9	74.7	4.3	57.7	7.0	8.3
AR	11.0	20.2	7.1	2.6	5.1	9.6	10.7	2.6	2.8	71.7	67.9	2.4	13.5	(0.9)	5.5
FL	25.2	16.2	9.3	1.5	3.0	4.4	1.4	0.7	6.9	68.6	71.5	2.3	(47.8)	33.1	(4.0)
SC	14.8	13.0	10.0	3.3	4.1	9.7	6.8	1.7	3.0	66.4	60.2	5.1	23.4	25.8	10.4
AZ	17.3	10.0	12.4	5.5	2.7	5.9	4.2	1.6	2.7	62.3	59.2	0.4	25.3	23.6	5.2
UT	19.8	9.5	11.0	0.4	3.4	8.5	4.6	1.0	3.1	61.3	55.9	7.9	9.6	39.0	9.6
KS	10.4	13.9	5.8	6.5	3.3	4.9	7.3	1.4	1.5	55.0	53.3	4.1	(1.2)	20.4	3.1
CO	16.8	9.8	11.9	0.8	2.2	0.1	0.4	—	5.7	47.7	42.3	10.3	23.6	33.2	12.7
MT	17.2	10.4	8.7	0.1	2.2	2.9	3.0	0.7	1.1	46.3	41.0	13.8	5.7	30.6	12.9
NE	10.0	10.8	5.3	9.9	2.4	0.7	1.1	0.3	1.9	42.4	39.5	8.2	1.2	0.2	7.4
ID	13.2	8.7	7.4	0.3	2.1	3.5	2.4	0.7	1.6	39.9	36.4	9.0	11.5	11.7	9.5
OR	11.9	7.0	7.4	0.1	2.0	2.8	1.3	0.4	4.4	37.3	27.1	35.1	79.3	23.8	37.8
WV	10.2	9.1	6.8	1.4	1.5	—	0.4	0.1	3.1	32.6	33.0	(1.6)	(9.5)	5.4	(1.1)
VT	5.2	5.9	2.7	5.4	2.4	1.4	1.6	0.4	1.1	26.1	26.3	(2.4)	5.1	16.9	(0.8)
ND	8.0	6.3	4.1	—	1.3	0.8	0.9	0.3	0.4	22.1	22.7	(2.7)	(1.0)	(10.9)	(2.7)
WA	7.8	4.7	5.3	—	1.7	—	—	—	1.8	21.3	19.7	7.8	(65.0)	12.9	8.2
NM	8.0	4.3	4.4	1.0	1.9	—	—	—	0.9	20.5	16.6	25.0	(10.2)	5.1	23.9
NH	4.1	3.5	2.0	2.8	1.0	1.8	1.8	0.5	0.6	18.1	18.6	(2.3)	(0.5)	(14.4)	(2.4)
CT	4.6	4.2	2.7	1.4	0.9	1.6	1.4	0.5	0.8	18.1	12.7	21.4	289.7	77.8	42.7
DE	5.0	3.3	3.3	3.0	1.0	—	—	—	0.7	16.3	14.1	16.0	(81.5)	17.7	16.0
SD	3.3	3.5	1.7	2.6	1.1	—	—	—	0.6	12.8	14.0	(9.2)	0.4	11.9	(8.4)
WY	2.4	2.6	1.2	—	0.8	—	—	—	0.7	7.7	6.7	14.3	7.0	17.2	14.6
All Other	4.5	2.5	4.9	6.4	1.6	—	0.1	—	1.5	21.5	21.0	1.8	7.3	28.8	3.0
Total	$1,035.5	$892.1	$575.2	$360.6	$237.9	$525.5	$494.1	$132.5	$183.3	$4,436.7	$4,284.0	2.5	5.0	12.9	3.6
Other Direct	—	2.3	4.0	7.8	—	10.2	0.2	—	—	24.5	25.1	(6.6)	4.3	nm	(2.3)
Total Direct	$1,035.5	$894.4	$579.2	$368.4	$237.9	$535.7	$494.3	$132.5	$183.3	$4,461.2	$4,309.1	2.5	5.0	12.9	3.5
*Dollar amounts shown are rounded to the nearest hundred thousand; certain amounts may not add due to rounding. Percentage changes are calculated based on whole dollar amounts. *nm - Not meaningful

CINF Fourth-Quarter 2015 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/15	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	6/30/15	6/30/14	9/30/15	9/30/14	12/31/15	12/31/14
Commercial casualty:
Written premiums	$238	$247	$274	$266	$234	$228	$249	$258	$540	$507	$787	$735	$1,025	$969
Earned premiums	257	257	252	244	243	237	234	224	496	458	753	695	1,010	938
Current accident year before catastrophe losses	61.5%	53.6%	59.6%	59.2%	59.2%	60.2%	61.7%	56.3%	59.4%	59.1%	57.4%	59.4%	58.5%	59.4%
Current accident year catastrophe losses	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Prior accident years before catastrophe losses	(10.6)	(6.2)	(9.1)	1.1	12.1	(3.6)	(10.5)	3.6	(4.1)	(3.6)	(4.8)	(3.6)	(6.3)	0.5
Prior accident years catastrophe losses	—	—	—	—	—	—	—	—	—	—	—	—		—
Total loss and loss expense ratio	50.9%	47.4%	50.5%	60.3%	71.3%	56.6%	51.2%	59.9%	55.3%	55.5%	52.6%	55.8%	52.2%	59.9%
Commercial property:
Written premiums	$203	$218	$218	$206	$192	$194	$197	$193	$424	$390	$642	$584	$845	$776
Earned premiums	211	205	201	196	191	186	180	171	399	351	604	537	815	728
Current accident year before catastrophe losses	44.1%	47.0%	42.1%	53.6%	45.7%	54.3%	50.8%	53.4%	47.8%	52.1%	47.5%	52.9%	46.6%	51.0%
Current accident year catastrophe losses	5.0	5.2	19.6	16.7	0.5	5.2	25.8	27.7	18.2	26.7	13.8	19.3	11.5	14.3
Prior accident years before catastrophe losses	3.0	(0.2)	(2.0)	(1.9)	1.8	(3.1)	(9.8)	(0.6)	(2.0)	(5.3)	(1.4)	(4.6)	(0.3)	(2.9)
Prior accident years catastrophe losses	(1.3)	0.3	0.1	(3.8)	(2.7)	(1.3)	(2.3)	(0.9)	(1.8)	(1.6)	(1.1)	(1.5)	(1.1)	(1.8)
Total loss and loss expense ratio	50.8%	52.3%	59.8%	64.6%	45.3%	55.1%	64.5%	79.6%	62.2%	71.9%	58.8%	66.1%	56.7%	60.6%
Commercial auto:
Written premiums	$140	$137	$149	$149	$131	$128	$144	$145	$298	$289	$435	$417	$575	$548
Earned premiums	145	141	139	136	137	133	132	126	275	258	416	391	561	528
Current accident year before catastrophe losses	71.2%	71.4%	75.8%	72.3%	65.6%	69.1%	72.1%	68.0%	74.1%	70.0%	73.1%	69.8%	72.6%	68.7%
Current accident year catastrophe losses	0.1	—	1.3	—	(0.1)	(0.6)	4.1	—	0.7	2.1	0.5	1.2	0.4	0.9
Prior accident years before catastrophe losses	3.0	3.2	8.3	8.6	11.2	9.3	9.0	(0.2)	8.4	4.5	6.6	6.1	5.7	7.4
Prior accident years catastrophe losses	—	(0.1)	(0.2)	(0.1)	—	—	—	(0.2)	(0.2)	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)
Total loss and loss expense ratio	74.3%	74.5%	85.2%	80.8%	76.7%	77.8%	85.2%	67.6%	83.0%	76.5%	80.1%	77.0%	78.6%	76.9%
Workers' compensation:
Written premiums	$81	$83	$89	$104	$81	$86	$92	$106	$193	$198	$276	$284	$357	$365
Earned premiums	91	93	90	93	90	93	95	92	183	187	276	280	367	370
Current accident year before catastrophe losses	73.2%	71.1%	77.6%	71.5%	75.9%	75.0%	83.2%	76.8%	74.5%	80.0%	73.4%	78.4%	73.3%	77.8%
Current accident year catastrophe losses	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Prior accident years before catastrophe losses	(14.0)	(26.4)	(44.8)	(16.1)	(7.5)	(16.1)	(21.2)	(10.3)	(30.3)	(15.8)	(29.0)	(15.9)	(25.3)	(13.9)
Prior accident years catastrophe losses	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total loss and loss expense ratio	59.2%	44.7%	32.8%	55.4%	68.4%	58.9%	62.0%	66.5%	44.2%	64.2%	44.4%	62.5%	48.0%	63.9%
Other commercial:
Written premiums	$50	$60	$55	$58	$61	$68	$66	$69	$113	$135	$173	$203	$223	$264
Earned premiums	57	61	61	64	69	71	73	79	125	152	186	223	243	292
Current accident year before catastrophe losses	37.3%	45.9%	42.7%	54.4%	58.5%	50.2%	59.6%	46.7%	48.6%	52.9%	47.7%	52.0%	45.3%	53.4%
Current accident year catastrophe losses	0.4	1.2	3.4	9.7	(2.7)	2.0	17.8	17.9	6.6	17.9	4.9	12.8	3.8	9.2
Prior accident years before catastrophe losses	(2.9)	(9.8)	(13.6)	(0.2)	(13.8)	(5.6)	(4.2)	3.5	(6.7)	(0.2)	(7.7)	(1.9)	(6.6)	(4.8)
Prior accident years catastrophe losses	(0.7)	(2.1)	1.2	(2.6)	(1.2)	(0.8)	0.8	(1.3)	(0.7)	(0.3)	(1.2)	(0.5)	(1.1)	(0.7)
Total loss and loss expense ratio	34.1%	35.2%	33.7%	61.3%	40.8%	45.8%	74.0%	66.8%	47.8%	70.3%	43.7%	62.4%	41.4%	57.1%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Fourth-Quarter 2015 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/15	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	6/30/15	6/30/14	9/30/15	9/30/14	12/31/15	12/31/14
Personal auto:
Written premiums	$124	$144	$142	$114	$114	$135	$133	$107	$256	$240	$400	$375	$524	$489
Earned premiums	130	128	125	123	122	121	117	116	248	233	376	354	506	476
Current accident year before catastrophe losses	76.6%	74.5%	79.7%	81.6%	70.2%	73.9%	80.5%	79.5%	80.8%	80.1%	78.6%	77.9%	78.1%	76.0%
Current accident year catastrophe losses	0.7	0.6	2.3	0.2	(1.2)	1.1	4.9	0.5	1.2	2.7	1.0	2.2	0.9	1.3
Prior accident years before catastrophe losses	2.3	1.2	5.8	3.0	2.8	2.0	(1.7)	(3.4)	4.4	(2.6)	3.3	(1.0)	3.0	—
Prior accident years catastrophe losses	(0.1)	(0.1)	(0.1)	(0.2)	—	—	(0.2)	(0.4)	(0.3)	(0.3)	(0.2)	(0.2)	(0.1)	(0.2)
Total loss and loss expense ratio	79.5%	76.2%	87.7%	84.6%	71.8%	77.0%	83.5%	76.2%	86.1%	79.9%	82.7%	78.9%	81.9%	77.1%
Homeowner:
Written premiums	$112	$132	$132	$98	$107	$123	$128	$98	$230	$226	$362	$349	$474	$456
Earned premiums	118	117	114	114	113	110	111	109	228	220	345	330	463	443
Current accident year before catastrophe losses	50.2%	52.8%	52.9%	55.5%	44.3%	51.1%	59.5%	61.3%	54.1%	60.4%	53.7%	57.4%	52.8%	54.0%
Current accident year catastrophe losses	3.9	12.6	25.6	12.3	(0.9)	4.8	41.5	28.3	19.0	35.0	16.8	25.0	13.5	18.3
Prior accident years before catastrophe losses	—	(1.0)	(2.4)	(5.1)	(0.2)	(0.7)	3.6	(6.5)	(3.7)	(1.4)	(2.8)	(1.2)	(2.1)	(0.9)
Prior accident years catastrophe losses	(0.5)	(0.1)	(0.3)	(1.2)	(1.2)	(1.2)	(0.9)	(5.4)	(0.7)	(3.2)	(0.5)	(2.6)	(0.5)	(2.2)
Total loss and loss expense ratio	53.6%	64.3%	75.8%	61.5%	42.0%	54.0%	103.7%	77.7%	68.7%	90.8%	67.2%	78.6%	63.7%	69.2%
Other personal:
Written premiums	$30	$36	$35	$29	$28	$36	$33	$26	$64	$59	$100	$95	$130	$123
Earned premiums	32	32	33	31	31	32	30	29	64	59	96	91	128	122
Current accident year before catastrophe losses	49.9%	70.1%	58.2%	49.6%	44.3%	59.3%	42.3%	46.5%	53.9%	44.3%	59.4%	49.6%	57.0%	48.3%
Current accident year catastrophe losses	0.3	1.2	8.4	2.8	0.5	0.4	7.9	7.8	5.6	7.8	4.1	5.2	3.2	4.0
Prior accident years before catastrophe losses	4.1	7.6	(4.9)	1.1	(1.3)	17.3	(5.4)	(1.9)	(1.9)	(3.6)	1.3	3.8	2.0	2.5
Prior accident years catastrophe losses	(0.1)	(0.1)	—	(0.8)	(0.1)	(0.4)	(0.5)	0.2	(0.4)	(0.1)	(0.3)	(0.2)	(0.3)	(0.2)
Total loss and loss expense ratio	54.2%	78.8%	61.7%	52.7%	43.4%	76.6%	44.3%	52.6%	57.2%	48.4%	64.5%	58.4%	61.9%	54.6%

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/15	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	6/30/15	6/30/14	9/30/15	9/30/14	12/31/15	12/31/14
Excess & Surplus:
Written premiums	$44	$43	$46	$42	$39	$39	$40	$35	$88	$75	$131	$114	$175	$153
Earned premiums	44	42	42	40	39	42	34	33	82	67	124	109	168	148
Current accident year before catastrophe losses	51.3%	56.9%	69.3%	72.1%	62.1%	57.8%	75.4%	80.6%	70.7%	77.9%	65.9%	70.2%	62.1%	68.1%
Current accident year catastrophe losses	0.2	0.3	0.6	1.2	2.9	(0.7)	2.3	3.0	0.9	2.6	0.7	1.4	0.5	1.8
Prior accident years before catastrophe losses	(32.5)	(15.4)	(20.2)	(13.6)	(16.1)	(15.4)	(21.3)	(27.1)	(17.0)	(24.1)	(16.4)	(20.8)	(20.6)	(19.6)
Prior accident years catastrophe losses	(0.1)	0.1	(0.1)	(0.3)	0.1	0.1	0.6	0.1	(0.2)	0.4	(0.1)	0.2	(0.1)	0.2
Total loss and loss expense ratio	18.9%	41.9%	49.6%	59.4%	49.0%	41.8%	57.0%	56.6%	54.4%	56.8%	50.1%	51.0%	41.9%	50.5%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently

CINF Fourth-Quarter 2015 Supplemental Financial Data

Cincinnati Insurance Companies Consolidated
Loss and Loss Expense Analysis
(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the twelve months ended December 31, 2015
Commercial casualty	$264	$142	$406	$102	$(8)	$22	$116	$366	$(8)	$164	$522
Commercial property	416	36	452	(11)	32	3	24	405	32	39	476
Commercial auto	338	54	392	32	8	12	52	370	8	66	444
Workers' compensation	181	37	218	(22)	(1)	(2)	(25)	159	(1)	35	193
Other commercial	117	21	138	(49)	6	4	(39)	68	6	25	99
Total commercial lines	1,316	290	1,606	52	37	39	128	1,368	37	329	1,734

Personal auto	329	57	386	16	13	7	36	345	13	64	422
Homeowners	260	26	286	6	1	1	8	266	1	27	294
Other personal	60	4	64	7	8	—	15	67	8	4	79
Total personal lines	649	87	736	29	22	8	59	678	22	95	795

Excess & surplus lines	28	16	44	14	1	10	25	42	1	26	69
Cincinnati Re	—	—	—	—	10	—	10	—	10	—	10
Total property casualty	$1,993	$393	$2,386	$95	$70	$57	$222	$2,088	$70	$450	$2,608

Ceded loss and loss expense incurred for the twelve months ended December 31, 2015
Commercial casualty	$—	$—	$—	$(2)	$(4)	$—	$(6)	$(2)	$(4)	$—	$(6)
Commercial property	9	1	10	3	—	—	3	12	—	1	13
Commercial auto	—	—	—	3	—	1	4	3	—	1	4
Workers' compensation	13	1	14	5	(3)	1	3	18	(3)	2	17
Other commercial	7	—	7	(9)	—	—	(9)	(2)	—	—	(2)
Total commercial lines	29	2	31	—	(7)	2	(5)	29	(7)	4	26

Personal auto	2	—	2	1	4	—	5	3	4	—	7
Homeowners	3	—	3	(2)	(1)	—	(3)	1	(1)	—	—
Other personal	—	—	—	—	(1)	—	(1)	—	(1)	—	(1)
Total personal lines	5	—	5	(1)	2	—	1	4	2	—	6

Excess & surplus lines	1	—	1	(1)	(2)	1	(2)	—	(2)	1	(1)
Cincinnati Re	—	—	—	—	5	—	5	—	5	—	5
Total property casualty	$35	$2	$37	$(2)	$(2)	$3	$(1)	$33	$(2)	$5	$36

Net loss and loss expense incurred for the twelve months ended December 31, 2015
Commercial casualty	$264	$142	$406	$104	$(4)	$22	$122	$368	$(4)	$164	$528
Commercial property	407	35	442	(14)	32	3	21	393	32	38	463
Commercial auto	338	54	392	29	8	11	48	367	8	65	440
Workers' compensation	168	36	204	(27)	2	(3)	(28)	141	2	33	176
Other commercial	110	21	131	(40)	6	4	(30)	70	6	25	101
Total commercial lines	1,287	288	1,575	52	44	37	133	1,339	44	325	1,708

Personal auto	327	57	384	15	9	7	31	342	9	64	415
Homeowners	257	26	283	8	2	1	11	265	2	27	294
Other personal	60	4	64	7	9	—	16	67	9	4	80
Total personal lines	644	87	731	30	20	8	58	674	20	95	789

Excess & surplus lines	27	16	43	15	3	9	27	42	3	25	70
Cincinnati Re	—	—	—	—	5	—	5	—	5	—	5
Total property casualty	$1,958	$391	$2,349	$97	$72	$54	$223	$2,055	$72	$445	$2,572

CINF Fourth-Quarter 2015 Supplemental Financial Data

Cincinnati Insurance Companies Consolidated
Loss and Loss Expense Analysis
(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the three months ended December 31, 2015
Commercial casualty	$82	$39	$121	$20	$(24)	$9	$5	$102	$(24)	$48	$126
Commercial property	99	9	108	(33)	30	3	—	66	30	12	108
Commercial auto	97	14	111	5	(6)	(2)	(3)	102	(6)	12	108
Workers' compensation	46	10	56	(6)	9	1	4	40	9	11	60
Other commercial	21	5	26	(14)	4	3	(7)	7	4	8	19
Total commercial lines	345	77	422	(28)	13	14	(1)	317	13	91	421

Personal auto	91	15	106	8	(7)	(2)	(1)	99	(7)	13	105
Homeowners	56	7	63	(12)	11	1	—	44	11	8	63
Other personal	14	1	15	(1)	2	1	2	13	2	2	17
Total personal lines	161	23	184	(5)	6	—	1	156	6	23	185

Excess & surplus lines	7	4	11	2	(9)	4	(3)	9	(9)	8	8
Cincinnati Re	—	—	—	—	10	—	10	—	10	—	10
Total property casualty	$506	$100	$606	$(33)	$29	$14	$10	$473	$29	$114	$616

Ceded loss and loss expense incurred for the three months ended December 31, 2015
Commercial casualty	$1	$(1)	$—	$—	$(5)	$—	$(5)	$1	$(5)	$(1)	$(5)
Commercial property	8	1	9	(11)	1	—	(10)	(3)	1	1	(1)
Commercial auto	—	—	—	—	—	1	1	—	—	1	1
Workers' compensation	5	1	6	3	(2)	1	2	8	(2)	2	8
Other commercial	—	—	—	(1)	—	—	(1)	(1)	—	—	(1)
Total commercial lines	14	1	15	(9)	(6)	2	(13)	5	(6)	3	2

Personal auto	—	—	—	2	—	—	2	2	—	—	2
Homeowners	1	—	1	—	(1)	—	(1)	1	(1)	—	—
Other personal	—	—	—	—	(1)	—	(1)	—	(1)	—	(1)
Total personal lines	1	—	1	2	(2)	—	—	3	(2)	—	1

Excess & surplus lines	—	—	—	—	(1)	1	—	—	(1)	1	—
Cincinnati Re	—	—	—	—	5	—	5	—	5	—	5
Total property casualty	$15	$1	$16	$(7)	$(4)	$3	$(8)	$8	$(4)	$4	$8

Net loss and loss expense incurred for the three months ended December 31, 2015
Commercial casualty	$81	$40	$121	$20	$(19)	$9	$10	$101	$(19)	$49	$131
Commercial property	91	8	99	(22)	29	3	10	69	29	11	109
Commercial auto	97	14	111	5	(6)	(3)	(4)	102	(6)	11	107
Workers' compensation	41	9	50	(9)	11	—	2	32	11	9	52
Other commercial	21	5	26	(13)	4	3	(6)	8	4	8	20
Total commercial lines	331	76	407	(19)	19	12	12	312	19	88	419

Personal auto	91	15	106	6	(7)	(2)	(3)	97	(7)	13	103
Homeowners	55	7	62	(12)	12	1	1	43	12	8	63
Other personal	14	1	15	(1)	3	1	3	13	3	2	18
Total personal lines	160	23	183	(7)	8	—	1	153	8	23	184

Excess & surplus lines	7	4	11	2	(8)	3	(3)	9	(8)	7	8
Cincinnati Re	—	—	—	—	5	—	5	—	5	—	5
Total property casualty	$498	$103	$601	$(24)	$24	$15	$15	$474	$24	$118	$616

CINF Fourth-Quarter 2015 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Consolidated

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/15	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	6/30/15	6/30/14	9/30/15	9/30/14	12/31/15	12/31/14
Premiums
Agency renewal written premiums	$925	$999	$1,018	$983	$906	$958	$974	$956	$2,001	$1,930	$3,000	$2,888	$3,925	$3,794
Agency new business written premiums	140	138	138	116	122	125	133	123	254	256	392	381	532	503
Other written premiums	(10)	(39)	(14)	(33)	(41)	(46)	(25)	(42)	(47)	(67)	(86)	(113)	(96)	(154)
Net written premiums – statutory*	$1,055	$1,098	$1,142	$1,066	$987	$1,037	$1,082	$1,037	$2,208	$2,119	$3,306	$3,156	$4,361	$4,143
Unearned premium change	40	(22)	(83)	(25)	48	(12)	(76)	(58)	(108)	(134)	(130)	(146)	(90)	(98)
Earned premiums	$1,095	$1,076	$1,059	$1,041	$1,035	$1,025	$1,006	$979	$2,100	$1,985	$3,176	$3,010	$4,271	$4,045
Year over year change %
Agency renewal written premiums	2%	4%	5%	3%	6%	5%	11%	13%	4%	12%	4%	9%	3%	9%
Agency new business written premiums	15	10	4	(6)	(5)	(11)	(4)	(9)	(1)	(7)	3	(8)	6	(7)
Other written premiums	76	15	44	21	45	(84)	26	(320)	30	(52)	24	(64)	38	(8)
Net written premiums – statutory*	7	6	6	3	9	1	10	7	4	8	5	6	5	6
Paid losses and loss expenses
Losses paid	$498	$511	$501	$448	$478	$543	$517	$484	$949	$1,001	$1,460	$1,543	$1,958	$2,021
Loss expenses paid	103	93	97	98	98	96	98	100	195	198	288	295	391	392
Loss and loss expenses paid	$601	$604	$598	$546	$576	$639	$615	$584	$1,144	$1,199	$1,748	$1,838	$2,349	$2,413
Incurred losses and loss expenses
Loss and loss expense incurred	$616	$613	$654	$689	$622	$622	$707	$676	$1,343	$1,383	$1,956	$2,005	$2,572	$2,627
Loss and loss expenses paid as a % of incurred	97.6%	98.5%	91.4%	79.2%	92.6%	102.7%	87.0%	86.4%	85.2%	86.7%	89.4%	91.7%	91.3%	91.9%
Statutory combined ratio
Loss ratio	45.3%	46.8%	52.7%	54.4%	49.0%	50.0%	60.7%	57.9%	53.6%	59.4%	51.3%	56.2%	49.8%	54.4%
Loss adjustment expense ratio	11.0	10.1	9.1	11.7	11.1	10.7	9.5	11.2	10.3	10.3	10.2	10.4	10.4	10.6
Net underwriting expense ratio	32.3	30.6	28.9	30.0	31.7	30.6	29.4	29.0	29.4	29.2	29.8	29.7	30.4	30.1
Statutory combined ratio	88.6%	87.5%	90.7%	96.1%	91.8%	91.3%	99.6%	98.1%	93.3%	98.9%	91.3%	96.3%	90.6%	95.1%
Contribution from catastrophe losses	1.2	2.5	7.5	4.1	(0.9)	1.2	11.4	8.9	5.8	10.2	4.7	7.1	3.7	5.1
Statutory combined ratio excl. catastrophe losses	87.4%	85.0%	83.2%	92.0%	92.7%	90.1%	88.2%	89.2%	87.5%	88.7%	86.6%	89.2%	86.9%	90.0%
GAAP combined ratio
GAAP combined ratio	87.0%	87.8%	92.4%	97.5%	90.4%	91.0%	100.9%	100.3%	94.9%	100.6%	92.5%	97.3%	91.1%	95.6%
Contribution from catastrophe losses	1.2	2.5	7.5	4.1	(0.9)	1.2	11.4	8.9	5.8	10.2	4.7	7.1	3.7	5.1
GAAP combined ratio excl. catastrophe losses	85.8%	85.3%	84.9%	93.4%	91.3%	89.8%	89.5%	91.4%	89.1%	90.4%	87.8%	90.2%	87.4%	90.5%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2015 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/15	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	6/30/15	6/30/14	9/30/15	9/30/14	12/31/15	12/31/14
Premiums
Agency renewal written premiums	$649	$678	$699	$730	$645	$651	$669	$713	$1,429	$1,382	$2,107	$2,033	$2,756	$2,678
Agency new business written premiums	97	96	93	79	86	89	95	90	172	185	268	274	365	360
Other written premiums	(34)	(31)	(5)	(26)	(32)	(36)	(16)	(32)	(31)	(48)	(62)	(84)	(96)	(116)
Net written premiums – statutory*	$712	$743	$787	$783	$699	$704	$748	$771	$1,570	$1,519	$2,313	$2,223	$3,025	$2,922
Unearned premium change	49	14	(42)	(50)	31	16	(34)	(79)	(92)	(113)	(78)	(97)	(29)	(66)
Earned premiums	$761	$757	$745	$733	$730	$720	$714	$692	$1,478	$1,406	$2,235	$2,126	$2,996	$2,856
Year over year change %
Agency renewal written premiums	1%	4%	4%	2%	6%	3%	11%	13%	3%	12%	4%	9%	3%	8%
Agency new business written premiums	13	8	(2)	(12)	(7)	(13)	(4)	(7)	(7)	(6)	(2)	(8)	1	(8)
Other written premiums	(6)	14	69	19	49	(140)	33	nm	35	(100)	26	(115)	17	(14)
Net written premiums – statutory*	2	6	5	2	10	(2)	10	6	3	8	4	5	4	6
Paid losses and loss expenses
Losses paid	$331	$324	$329	$303	$325	$368	$347	$327	$632	$674	$956	$1,041	$1,287	$1,366
Loss expenses paid	76	68	71	73	75	74	75	76	144	151	212	226	288	300
Loss and loss expenses paid	$407	$392	$400	$376	$400	$442	$422	$403	$776	$825	$1,168	$1,267	$1,575	$1,666
Incurred losses and loss expenses
Loss and loss expense incurred	$419	$398	$417	$474	$454	$428	$461	$469	$891	$930	$1,289	$1,358	$1,708	$1,812
Loss and loss expenses paid as a % of incurred	97.1%	98.5%	95.9%	79.3%	88.1%	103.3%	91.5%	85.9%	87.1%	88.7%	90.6%	93.3%	92.2%	91.9%
Statutory combined ratio
Loss ratio	43.3%	42.2%	46.9%	52.2%	49.9%	47.5%	54.7%	56.1%	49.6%	55.4%	47.1%	52.8%	46.1%	52.0%
Loss adjustment expense ratio	11.8	10.2	9.1	12.5	12.4	11.9	9.8	11.8	10.7	10.8	10.5	11.1	10.9	11.5
Net underwriting expense ratio	33.5	32.2	29.9	29.9	32.5	32.2	30.5	28.5	29.9	29.5	30.6	30.3	31.3	30.8
Statutory combined ratio	88.6%	84.6%	85.9%	94.6%	94.8%	91.6%	95.0%	96.4%	90.2%	95.7%	88.2%	94.2%	88.3%	94.3%
Contribution from catastrophe losses	1.0	1.4	5.9	4.0	(1.0)	1.0	8.6	8.5	5.0	8.5	3.8	6.0	3.1	4.3
Statutory combined ratio excl. catastrophe losses	87.6%	83.2%	80.0%	90.6%	95.8%	90.6%	86.4%	87.9%	85.2%	87.2%	84.4%	88.2%	85.2%	90.0%
GAAP combined ratio
GAAP combined ratio	86.8%	84.0%	87.2%	96.6%	93.6%	90.7%	96.3%	99.9%	91.9%	98.1%	89.2%	95.6%	88.6%	95.1%
Contribution from catastrophe losses	1.0	1.4	5.9	4.0	(1.0)	1.0	8.6	8.5	5.0	8.5	3.8	6.0	3.1	4.3
GAAP combined ratio excl. catastrophe losses	85.8%	82.6%	81.3%	92.6%	94.6%	89.7%	87.7%	91.4%	86.9%	89.6%	85.4%	89.6%	85.5%	90.8%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2015 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/15	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	6/30/15	6/30/14	9/30/15	9/30/14	12/31/15	12/31/14
Premiums
Agency renewal written premiums	$245	$288	$285	$223	$233	$278	$276	$218	$508	$494	$796	$772	$1,041	$1,005
Agency new business written premiums	27	30	30	24	24	23	24	21	54	45	84	68	111	92
Other written premiums	(6)	(6)	(6)	(6)	(8)	(7)	(6)	(8)	(12)	(14)	(18)	(21)	(24)	(29)
Net written premiums – statutory*	$266	$312	$309	$241	$249	$294	$294	$231	$550	$525	$862	$819	$1,128	$1,068
Unearned premium change	14	(35)	(37)	27	17	(31)	(36)	23	(10)	(13)	(45)	(44)	(31)	(27)
Earned premiums	$280	$277	$272	$268	$266	$263	$258	$254	$540	$512	$817	$775	$1,097	$1,041
Year over year change %
Agency renewal written premiums	5%	4%	3%	2%	4%	8%	10%	12%	3%	11%	3%	10%	4%	8%
Agency new business written premiums	13	30	25	14	—	(18)	(20)	(25)	20	(22)	24	(21)	21	(16)
Other written premiums	25	14	—	25	11	13	25	—	14	13	14	13	17	12
Net written premiums – statutory*	7	6	5	4	4	6	8	7	5	8	5	7	6	6
Paid losses and loss expenses
Losses paid	$160	$180	$165	$139	$147	$170	$167	$152	$304	$319	$484	$489	$644	$636
Loss expenses paid	23	20	22	22	21	19	20	21	44	41	64	60	87	81
Loss and loss expenses paid	$183	$200	$187	$161	$168	$189	$187	$173	$348	$360	$548	$549	$731	$717
Incurred losses and loss expenses
Loss and loss expense incurred	$184	$198	$216	$191	$148	$177	$227	$188	$407	$415	$605	$592	$789	$740
Loss and loss expenses paid as a % of incurred	99.5%	101.0%	86.6%	84.3%	113.5%	106.8%	82.4%	92.0%	85.5%	86.7%	90.6%	92.7%	92.6%	96.9%
Statutory combined ratio
Loss ratio	57.7%	62.5%	71.1%	61.9%	48.9%	60.5%	79.4%	64.8%	66.6%	72.2%	65.2%	68.2%	63.3%	63.3%
Loss adjustment expense ratio	8.0	9.0	8.5	9.1	6.9	6.9	8.3	9.3	8.8	8.8	8.8	8.1	8.6	7.8
Net underwriting expense ratio	29.4	27.0	26.2	30.4	29.3	26.3	26.6	30.5	28.0	28.3	27.7	27.6	28.1	28.0
Statutory combined ratio	95.1%	98.5%	105.8%	101.4%	85.1%	93.7%	114.3%	104.6%	103.4%	109.3%	101.7%	103.9%	100.0%	99.1%
Contribution from catastrophe losses	1.8	5.6	12.6	4.9	(1.4)	2.0	20.4	10.8	8.8	15.7	7.7	11.0	6.2	7.8
Statutory combined ratio excl. catastrophe losses	93.3%	92.9%	93.2%	96.5%	86.5%	91.7%	93.9%	93.8%	94.6%	93.6%	94.0%	92.9%	93.8%	91.3%
GAAP combined ratio
GAAP combined ratio	94.0%	100.9%	109.2%	101.4%	83.7%	95.0%	115.8%	103.0%	105.3%	109.4%	103.8%	104.5%	101.3%	99.2%
Contribution from catastrophe losses	1.8	5.6	12.6	4.9	(1.4)	2.0	20.4	10.8	8.8	15.7	7.7	11.0	6.2	7.8
GAAP combined ratio excl. catastrophe losses	92.2%	95.3%	96.6%	96.5%	85.1%	93.0%	95.4%	92.2%	96.5%	93.7%	96.1%	93.5%	95.1%	91.4%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2015 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/15	9/30/15	6/30/15	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14	6/30/15	6/30/14	9/30/15	9/30/14	12/31/15	12/31/14
Premiums
Agency renewal written premiums	$31	$33	$34	$30	$28	$29	$29	$25	$64	$54	$97	$83	$128	$111
Agency new business written premiums	16	12	15	13	12	13	14	12	28	26	40	39	56	51
Other written premiums	(3)	(2)	(3)	(1)	(1)	(3)	(3)	(2)	(4)	(5)	(6)	(8)	(9)	(9)
Net written premiums – statutory*	$44	$43	$46	$42	$39	$39	$40	$35	$88	$75	$131	$114	$175	$153
Unearned premium change	—	(1)	(4)	(2)	—	3	(6)	(2)	(6)	(8)	(7)	(5)	(7)	(5)
Earned premiums	$44	$42	$42	$40	$39	$42	$34	$33	$82	$67	$124	$109	$168	$148
Year over year change %
Agency renewal written premiums	11%	14%	17%	20%	17%	16%	12%	32%	19%	20%	17%	19%	15%	18%
Agency new business written premiums	33	(8)	7	8	—	18	56	20	8	37	3	30	10	21
Other written premiums	(200)	33	—	50	50	(50)	(50)	—	20	(25)	25	(33)	—	(13)
Net written premiums – statutory*	13	10	15	20	15	15	21	30	17	25	15	21	14	20
Paid losses and loss expenses
Losses paid	$6	$8	$8	$5	$6	$5	$3	$5	$13	$8	$21	$13	$27	$19
Loss expenses paid	5	4	3	4	2	3	3	3	7	6	11	9	16	11
Loss and loss expenses paid	$11	$12	$11	$9	$8	$8	$6	$8	$20	$14	$32	$22	$43	$30
Incurred losses and loss expenses
Loss and loss expense incurred	$8	$17	$21	$24	$20	$17	$19	$19	$45	$38	$62	$55	$70	$75
Loss and loss expenses paid as a % of incurred	137.5%	70.6%	52.4%	37.5%	40.0%	47.1%	31.6%	42.1%	44.4%	36.8%	51.6%	40.0%	61.4%	40.0%
Statutory combined ratio
Loss ratio	1.1%	26.9%	36.1%	44.9%	34.4%	27.9%	46.6%	40.6%	40.4%	43.7%	35.8%	37.6%	26.7%	36.8%
Loss adjustment expense ratio	17.8	15.0	13.5	14.5	14.6	13.9	10.4	0.1	14.0	13.1	14.3	13.4	15.2	13.7
Net underwriting expense ratio	31.8	29.4	29.1	29.9	31.4	34.0	29.1	30.4	29.5	29.7	29.5	31.2	30.0	31.3
Statutory combined ratio	50.7%	71.3%	78.7%	89.3%	80.4%	75.8%	86.1%	71.1%	83.9%	86.5%	79.6%	82.2%	71.9%	81.8%
Contribution from catastrophe losses	0.1	0.4	0.5	0.9	3.0	(0.6)	2.9	3.1	0.7	3.0	0.6	1.6	0.4	2.0
Statutory combined ratio excl. catastrophe losses	50.6%	70.9%	78.2%	88.4%	77.4%	76.4%	83.2%	68.0%	83.2%	83.5%	79.0%	80.6%	71.5%	79.8%
GAAP combined ratio
GAAP combined ratio	48.1%	69.9%	76.0%	88.3%	77.8%	70.2%	85.0%	86.9%	82.1%	85.9%	77.9%	79.9%	70.0%	79.4%
Contribution from catastrophe losses	0.1	0.4	0.5	0.9	3.0	(0.6)	2.9	3.1	0.7	3.0	0.6	1.6	0.4	2.0
GAAP combined ratio excl. catastrophe losses	48.0%	69.5%	75.5%	87.4%	74.8%	70.8%	82.1%	83.8%	81.4%	82.9%	77.3%	78.3%	69.6%	77.4%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2015 Supplemental Financial Data

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended December 31,				For the Twelve Months Ended December 31,
(Dollars in millions)	2015	2014	Change	% Change	2015	2014	Change	% Change
Net premiums written	$65	$62	$3	5	$250	$244	$6	2
Net investment income	39	37	2	5	154	148	6	4
Amortization of interest maintenance reserve	1	2	(1)	(50)	4	5	(1)	(20)
Commissions and expense allowances on reinsurance ceded	2	2	—	0	6	6	—	0
Income from fees associated with Separate Accounts	2	2	—	0	6	6	—	0
Total revenues	$109	$105	$4	4	$420	$409	$11	3

Death benefits and matured endowments	$32	$25	$7	28	$101	$98	$3	3
Annuity benefits	20	15	5	33	64	62	2	3
Disability benefits and benefits under accident and health contracts	—	1	(1)	(100)	2	2	—	0
Surrender benefits and group conversions	4	5	(1)	(20)	17	22	(5)	(23)
Interest and adjustments on deposit-type contract funds	2	2	—	0	10	10	—	0
Increase in aggregate reserves for life and accident and health contracts	40	41	(1)	(2)	164	169	(5)	(3)
Total benefit expenses	$98	$89	$9	10	$358	$363	$(5)	(1)

Commissions	$10	$9	$1	11	$38	$37	$1	3
General insurance expenses and taxes	11	10	1	10	42	40	2	5
Increase in loading on deferred and uncollected premiums	1	(1)	2	200	—	(5)	5	(100)
Net transfers from Separate Accounts	(7)	—	(7)	nm	(7)	(6)	(1)	17
Total underwriting expenses	$15	$18	$(3)	(17)	$73	$66	$7	11

Federal and foreign income tax benefit	(2)	(1)	(1)	100	(6)	(7)	1	(14)

Net loss from operations before realized capital gains	$(2)	$(1)	$(1)	100	$(5)	$(13)	$8	(62)

Realized gains and losses net of capital gains tax, net	(3)	(6)	3	(50)	(6)	(6)	—	0

Net loss (statutory)	$(5)	$(7)	$2	(29)	$(11)	$(19)	$8	(42)
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2015 Supplemental Financial Data